                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                             La Crosse Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 LA CROSSE FUNDS
                                 311 Main Street
                           La Crosse, Wisconsin 54602

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                January 23, 2002



TO OUR SHAREHOLDERS:

         An Annual Meeting of Shareholders of La Crosse Funds, Inc. (the "Fund") will be held at North Central Trust Company, 311 Main Street, La Crosse, Wisconsin 54602 on Thursday February 28, 2002 at 10:30 a.m. Central Time for the following purposes:

         (1) To vote on a proposal to elect five directors to serve as the Fund's directors;

         (2) To vote on a proposal to ratify the appointment of Arthur Andersen LLP as the Fund's independent auditors for fiscal 2002; and

         (3) To transact such other business as may properly come before the Annual Meeting (and any adjournment of the meeting), all in accordance with the accompanying Proxy Statement.

         Shareholders of record at the close of business on January 18, 2002 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments.

         All shareholders are cordially invited to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. The prompt return of proxy cards will ensure a quorum. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. You may revoke your proxy by following the procedures described in the Proxy Statement.

                             By order of the Board of Directors,


                             Steven J. Hulme
                             President
January 23, 2002

                              LA CROSSE FUNDS, INC.
                                 311 MAIN STREET
                           LA CROSSE, WISCONSIN 54602
                                JANUARY 23, 2002

                                 PROXY STATEMENT

         Unless the context requires otherwise, all references to the "Fund", "we" or "our" refers to La Crosse Funds, Inc. Our fiscal year ends on October
31. In this proxy statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended October 31, 2001 is referred to as "fiscal 2001").

         This Proxy Statement is furnished by the Board of Directors of the Fund for the solicitation of proxies from the holders of our common stock (the "Common Stock"), to be voted at the Annual Meeting of Shareholders to be held at North Central Trust Company, 311 Main Street, La Crosse, Wisconsin 54602 on Thursday February 28, 2002 at 10:30 a.m. Central Time, and at any adjournment thereof (the "Annual Meeting"). It is expected that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card will be mailed to shareholders commencing on or about January 23, 2002.

         At the Annual Meeting, our shareholders will vote on a proposal to elect five directors (four of whom are currently directors of the Fund), to serve as Fund directors. Our shareholders will also vote on a proposal to ratify Arthur Andersen LLP as our independent auditors for fiscal 2002. Lastly, our shareholders may transact such other business as may properly come before the Annual Meeting (and any adjournment of the meeting).

         Shareholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with our Secretary a written revocation or a proxy bearing a later date. The presence at the Annual Meeting of a shareholder who has signed a proxy does not itself revoke that proxy unless the shareholder attending the Annual Meeting files a written notice of revocation of the proxy with our Secretary at any time prior to the voting of the proxy.

         Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election of each of the individuals nominated to serve as directors and FOR ratification of the appointment of our independent auditors. The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

         The expense of printing and mailing proxy materials, including expenses involved in forwarding materials to beneficial owners of Common Stock held in the name of another person, will be paid by the Fund. No solicitation other than by mail is contemplated, except that officers and representatives of the Fund and officers and employees of our investment adviser, La Crosse Advisers, L.L.C. (the "Adviser"), may solicit the return of proxies from certain shareholders by telephone.

         Only shareholders of record at the close of business on January 18, 2002 (the "Record Date") are entitled to receive notice of and to vote the shares of Common Stock registered in their name at the Annual Meeting. As of the Record Date, we had outstanding 3,732,232 shares of Common Stock. Each share of Common Stock entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting.

         The presence of a quorum is required to transact business at the Annual Meeting. A quorum occurs if a majority of the outstanding shares of Common Stock of the Fund are present in person or by proxy at the Annual Meeting. The shares represented at the Annual Meeting by proxies that are marked "withhold authority" for the election of directors or "abstain" for the ratification of our auditors will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes will also be counted as shares present for purposes of determining a quorum. In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of votes. Any such adjournment will require more votes cast in favor than against such proposal.

         Directors are elected by a plurality of the votes cast by holders of our Common Stock entitled to vote at a meeting at which a quorum is present. In other words, nominees receiving the largest number of affirmative votes cast will be elected as directors. Any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise will not be counted as affirmative votes cast for any director.

         The ratification of the Fund's independent auditors will be approved if there are more votes cast favoring the proposal than votes cast opposing the proposal. Any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise will not be counted as affirmative votes cast for the proposal.

         The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) each director (current or nominated) and executive officer and (ii) all directors (current or nominated) and executive officers as a group.

                                                 Dollar Range of                                      Percent of
                                                Equity Securities                                    Outstanding
Name and Address (1)                               in the Fund             Number of Shares             Shares
--------------------                               -----------             ----------------             ------
Steven J. Hulme (2)                              $50,001-$100,000              3,089                      *
Darwin F. Isaacson                                      $0                         0                      *
Joseph T. Kastantin                              $10,001-$50,000               1,222                      *
Lois Z. Grubb                                           $0                         0                      *
John L. Sterling                                        $0                         0                      *
All directors and executive officers as a
group (5 persons)                                $50,001-$100,000              4,310                      *

---------------
*  Less than 1% of the outstanding shares.

(1) The address of each director and officer is 311 Main Street, La Crosse, WI 54601.

(2)      Mr. Hulme is a member of the Adviser.

As of the Record Date, the following persons were the beneficial owners of more than 5% of the Fund's outstanding shares:

North Central Trust Company(1)                                               3,721,899                   99.72%
311 Main Street
La Crosse, Wisconsin 54602

---------------
(1) North Central Trust Company ("NCTC") is the parent company of the Adviser and holds such shares as trustee for certain trust funds.

                       Proposal One: ELECTION OF DIRECTORS

         Under Wisconsin corporate law, the Fund is not required to hold annual meetings of shareholders unless shareholder action is required on certain matters under the Investment Company Act of 1940, as amended (the "Investment Company Act"), including the election of directors. Because of changes in Board membership since the Fund's organization in 1998 and to maintain a Board with a majority of disinterested (i.e. independent) directors, the Investment Company Act requires shareholder approval of Fund directors. It is proposed that the Fund's current directors continue as directors and that Dr. John Sterling serve as an additional disinterested director of the Fund. Dr. Sterling was proposed as a disinterested director by the Fund's current disinterested directors: Mr. John T. Kastantin and Ms. Lois Z. Grubb.

         If elected, a director will hold office until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and, if necessary, the qualification of a successor, or until such director otherwise ceases to be a director as provided in the governing documents of the Fund. Each director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.

NOMINEES FOR DIRECTOR

                                                        Present Position with the Fund
Name and Age                                                And Business Experience
------------                                                -----------------------
Darwin F. Isaacson*                       Mr. Isaacson is the Treasurer and a director of the Fund and
     Age 47                               has served as Treasurer of the Fund since October 5, 1998 and as a director since October 6, 1998. Since 1991, Mr. Isaacson has been employed by NCTC and currently serves as a Vice President in the estate and financial planning area. Mr. Isaacson is
                                          an "interested  person" of the Fund because he is an officer of
                                          NCTC, the parent company of the Fund's investment adviser.

Steven J. Hulme*                          Mr. Hulme is the President, Secretary, portfolio manager and
     Age 43                               a director of the Fund and has served as a President and Secretary of the Fund since October 6, 1998 and as a director since December
                                          10, 1998. From 1993 to January 1999, Mr. Hulme served as Vice President and head of NCTC's investment division, during which time
                                          he managed NCTC's collective investment fund and common trust fund.
                                          He is also the President, a director and Member of the Adviser. Mr. Hulme received his undergraduate degree from the University of Nebraska and his MBA from the University of Chicago. Mr. Hulme is a
                                          Chartered Financial Analyst. Mr. Hulme is an "interested
                                          person" of the Fund because he is an officer, director and member of the Adviser.

Joseph T. Kastantin                       Mr. Kastantin is a director of the Fund. Since 1984, Mr.
     Age 55                               Kastantin has served as an Assistant Professor at the University of
                                          Wisconsin - La Crosse. From February 1997 until August 1998, he was employed by KPMG Peat Marwick as a training manager. Mr. Kastantin has served as a director of the Fund since December 10, 1998.

Lois Z. Grubb                             Ms. Grubb is a director of the Fund. Since 2000, Ms. Grubb serves as
    Age 55                                a senior vice-president of Human Resources at Pharmerica, a pharmaceutical company. From 1998 to 2000, Ms. Grubb was the Vice President of
                                          Gundersen Lutheran Medical Center. From 1996 to 1998, Ms. Grubb was the
                                          Vice President of CAN Insurance Co. From 1985 to 1996, Ms. Grubb served as the Executive Director, Human Resources at G.D. Searle, a pharmaceutical company. Ms. Grubb has served as a director of the Fund since March 28, 2000.

John L. Sterling                          Dr. Sterling is a director nominee. Since 1973, Dr. Sterling
       Age 52                             has been employed as a staff optometrist and is currently the section chair of optometry at Gundersen Lutheran Medical Center.


         The Board of Directors does not have a formal committee structure. The Board of Directors held four meetings in fiscal 2001. Each director attended at least 75% of the meetings of the Board of Directors held during fiscal 2001.

DIRECTOR COMPENSATION

         Directors and officers of the Fund who are also officers, directors or employees of the Adviser do not receive any remuneration from the Fund for serving as directors or officers of the Fund. Accordingly, neither Mr. Hulme nor Mr. Isaacson receive any remuneration from the Fund for their services as directors or officers of the Fund. However, the remaining directors received the following fees for their services as directors of the Fund during fiscal 2001:

                                                  Cash                   Other                Total
Name                                        Compensation (1)         Compensation         Compensation
----                                        ----------------         ------------         ------------
Joseph T. Kastantin                              $ 2,000                  $ 0                $ 2,000
Lois Z. Grubb                                    $ 2,000                  $ 0                $ 2,000

--------------
(1) Each director who is not deemed an "interested person" of the Fund, as defined in the Investment Company Act, will receive a fee of $500 for each Board of Directors meeting attended by such person, plus reimbursement of reasonable expenses incurred for meetings. The Board held four meetings during fiscal 2001.

               PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

         Subject to ratification by the shareholders at the Annual Meeting, the Board of Directors has appointed Arthur Andersen LLP, an independent public accounting firm, to audit the consolidated financial statements of the Fund for the fiscal year ending October 31, 2002. Representatives of Arthur Andersen LLP may be present at the Annual Meeting (either in person or by telephone) to make any statement they may desire and to respond to questions from shareholders.

         If the shareholders do not ratify the appointment of Arthur Andersen LLP, the selection of our independent auditors will be reconsidered by the Board of Directors.

         Audit Fees

         The aggregate fees billed for professional services rendered for the audit of the Fund's annual financial statements for fiscal 2001 were $15,000.

         All Other Fees

         The aggregate fees billed by Arthur Andersen LLP for other services, including tax and other compliance-related services for fiscal 2001 were $3,300.

         Board Determination of Auditor's Independence

         The Board of Directors has considered and determined that Arthur Andersen LLP's non-audit related services provided to the Fund and the Fund's affiliates are compatible with maintaining Arthur Andersen LLP's independence as the Fund's independent public accounting firm.

                          PROPOSAL THREE: OTHER MATTERS

         Although management is not aware of any other matters that may come before the Annual Meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

                                FUND INFORMATION

         The investment adviser for the Fund is La Crosse Advisers, L.L.C., 311 Main Street, La Crosse, Wisconsin 54601.

         The distributor for the Fund is Sunstone Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

         The administrator for the Fund is Sunstone Financial Group, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.



                       SUBMISSION OF SHAREHOLDER PROPOSALS

         A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. Any shareholder proposed business to be brought before the Annual Meeting of Shareholders for 2003, if any, must be received by us no later than September 25, 2002.



                       By Order of the Board of Directors,



                       Steven J. Hulme
                       President and Secretary

                                   Proxy Card

                              LA CROSSE FUNDS, INC.

         This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned appoints Steven J. Hulme and Darwin F. Isaacson, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of La Crosse Funds, Inc. held of record by the undersigned on January 18, 2002 at the Annual Meeting of Shareholders of La Crosse Funds, Inc. to be held on February 28, 2002 or at any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR the ratification of Arthur Andersen LLP as independent auditors for fiscal year 2002.

1.       ELECTION OF DIRECTORS:

        Steven J. Hulme                          [ ]  FOR all nominees listed
        Darwin F. Isaacson
        Joseph T. Kastantin                           to the left (except as
        Lois Z. Grubb
        John L. Sterling                              specified below).






        Instructions: To withhold authority to vote for any indicated        [ ]
        nominee, write the number(s) of the nominee(s) in the box provided to the right.

2. RATIFICATION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2002.

         [ ]   FOR

         [ ]   AGAINST

         [ ]   ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



         No. of Shares ______

                                          Date:  _______________________________
        Check appropriate box
        Indicate changes below:                  _______________________________
                                                 (Signature of Shareholder)
        Address Change?         [ ]
        Name Change?            [ ]              _______________________________
                                                 (Signature of Shareholder -
                                                   if held jointly)

                                     Please sign exactly as name appears hereon.
                                     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Note any address and/or name changes:


_____________________________________

_____________________________________

_____________________________________